Exhibit 10.180

LETTER OF AGREEMENT
SERVING AS ADDENDUM TO THE 1997 MEDICAL SERVICES AGREEMENT
BETWEEN BLUE CROSS OF CALIFORNIA AND
GATEWAY MEDICAL GROUP
FOR
CALIFORNIACARE, BLUE CROSS PLUS AND PERSONAL CALIFORNIACARE

This will serve as confirmation that BLUE CROSS OF CALIFORNIA (“BLUE CROSS”) has agreed to the following terms of the CaliforniaCare Medical Services Agreement between BLUE CROSS and GATEWAY MEDICAL GROUP (“PARTICIPATING MEDICAL GROUP”) effective January 1, 1997.

Effective January 1 1997, BLUE CROSS shall increase professional capitation rates (excluding Durational Benefit Plans, AIM, CalKids, and non-commercial products such as Workers’ Compensation, Medi-Cal and Medicare Risk) for PARTICIPATING MEDICAL GROUP by 1% (one percent), which rates shall remain in effect through December 31, 1997.

Effective January 1, 1998 BLUE CROSS shall increase the above mentioned rates by another 1% (one percent) to remain in effect through December 31, 1999.

Upon acceptance of the parties, this Addendum shall become part of the CaliforniaCare Medical Services Agreement between PARTICIPATING MEDICAL GROUP and BLUE CROSS effective January 1, 1997.

BLUE CROSS		PARTICIPATING MEDICAL GROUP

Name:	Ferial Bahremand	Name:	RAJ TAKHAR

Signature:	/s/ Ferial Bahremand	Signature:	/s/ Raj Takhar

Title:	Vice President	Title:	COO

Date:	2/7/97	Date:	11-26-96

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A

CALIFORNIAKIDS PROGRAM

DIVISION OF FINANCIAL RESPONSIBILITIES

List of Benefits / Services	Capitation	BLUE CROSS

HOSPICE (in lieu of acute inpatient or SNF care)	***	***
Inpatient Facility Component	***	***
Professional Component	***	***
HOSPITAL BASED PHYSICIANS (Outpatient Surgery Only)	***	***
Anesthesiology	***	***
Audiology	***	***
Cardiology	***	***
Emergency Medicine	***	***
General Surgery	***	***
Neonatology	***	***
Nephrology	***	***
Neurology	***	***
Neurosurgery	***	***
Gynecology	***	***
Orthopedic Surgery	***	***
Pathology	***	***
Pediatrics	***	***
Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiology	***	***
Radiation Oncology (Interpretation Only)	***	***
Urology	***	***
HOSPITALIZATION / INPATIENT SERVICES, SUPPLIES & TESTING	***	***
In-Area	***	***
Out-of-Area (Emergency)	***	***
IMMEDIATE CARE / URGENT CARE CENTER	***	***
Facility Component	***	***
Professional Component	***	***

***         All references to the division of financial responsibility have been deleted.

IMMUNIZATION SERUMS (pediatric)	***	***
IMMUNIZATION SERUMS (Adult)	***	***
INFANT APNEA MONITOR (DME) (in conjunction with or concurrent with authorized inpatient admission)	***	***
OUTPATIENT INFANT APNEA MONITOR	***	***
INFERTILITY(Diagnosis / Treatment)	***	***
Inpatient Facility Component	***	***
Professional Component	***	***
INFUSION THERAPY	***	***
Inpatient / Outpatient Facility Component	***	***
Professional Component	***	***
Infused Substances	***	***
INJECTABLE MEDICATIONS: Outpatient (excluding take-home insulin, Norplant & Depo-Provera)	***	***
LABORATORY SERVICES	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***
LITHOTRIPSY	***	***
Outpatient Hospital Facility Component	***	***
Professional Component	***	***
MAMMOGRAPHY	***	***
Technical Component	***	***
Professional Component	***	***
MENTAL HEALTH	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Professional Component	***	***

***         All references to the division of financial responsibility have been deleted.

NUTRITIONIST / DIETICIAN	***	***
OBSTETRICAL SERVICES	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Diagnostic Services	***	***
OFFICE VISIT SUPPLIES, SPLINTS, CASTS, BANDAGES, DRESSINGS etc.	***	***
ORGAN TRANSPLANTS (non-experimental)	***	***
Inpatient Facility Component	***	***
Professional Component	***	***
OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***
Primary Care Physicians	***	***
Specialty Physicians	***	***
OUTPATIENT CLINIC OR NON-HOSPITAL FACILITY COMPONENT FOR DIAGNOSTIC SERVICES & TREATMENTS	***	***
These services include, but are not limited to the following:	***	***
Angiograms	***	***
CAT Scan	***	***
2-D Echo	***	***
EEG	***	***
EKG (aka: ECG)	***	***
EMG	***	***
Holter Monitor	***	***
MRI	***	***
Treadmill	***	***
Ultrasound	***	***
OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***
Professional Component for:	***	***
Anesthesiology	***	***
Audiology	***	***

***         All references to the division of financial responsibility have been deleted.

Cardiology	***	***
Emergency Medicine	***	***
General Surgery	***	***
Neonatology	***	***
Nephrology	***	***
Neurology	***	***
Gynecology	***	***
Orthopedics	***	***
Pathology	***	***
Pediatrics	***	***
Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiation Oncology (Interpretation Only)	***	***
Radiology	***	***
Urology	***	***
OUTPATIENT SURGERY	***	***
Facility Component	***	***
Professional Component for:	***	***
Anesthesiology	***	***
Audiology	***	***
Cardiology	***	***
Emergency Medicine	***	***
Neonatology	***	***
Neurology	***	***
Nephrology	***	***
Orthopedics	***	***
Pathology	***	***
Pediatrics	***	***
Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiation Oncology (Interpretation Only)	***	***

***         All references to the division of financial responsibility have been deleted.

Radiology	***	***
Urology	***	***
PEDIATRIC SERVICES (newborn)	***	***
PHYSICAL THERAPY	***	***
Inpatient Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Outpatient Professional Component	***	***
PHYSICIAN VISITS	***	***
To Hospital	***	***
To Skilled Nursing Facility	***	***
To Patient Home	***	***
PHYSICIAN OFFICE VISITS	***	***
Consultations	***	***
Specialty Visits	***	***
PODIATRY SERVICES	***	***
PREADMISSION TESTING (Inpatient Only – does not apply for Outpatient Surgery)	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Inpatient / Outpatient Professional Component	***	***
PRE-EXISTING PREGNANCY	***	***
Inpatient Facility Component	***	***
Professional Component	***	***
PREGNANCY SERVICES	***	***
Inpatient Facility Component	***	***
Professional Component	***	***
PROSTHETIC DEVICES	***	***

***         All references to the division of financial responsibility have been deleted.

RADIATION THERAPY (Treatment Only)	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic Facility Component	***	***
Professional Component	***	***
RADIOLOGY SERVICES	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***
RECONSTRUCTIVE SURGERY	***	***
Inpatient Facility Component	***	***
Professional Component	***	***
REFRACTIONS	***	***
REHABILITATION SERVICES (Short Term: Physical Therapy, Occupational Therapy, Speech Therapy, Cardiac Therapy)	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Outpatient Professional Component	***	***
ROUTINE PHYSICAL EXAMINATIONS	***	***
SKILLED NURSING FACILITY (SNF)	***	***
SPECIALIST CONSULTATIONS	***	***
SURGICAL SUPPLIES	***	***
Inpatient Facility Component	***	***
Outpatient Facility Component	***	***

***         All references to the division of financial responsibility have been deleted.

TEMPORO-MANDIBULAR JOINT SYNDROME (TMJ)	***	***
Dental Treatment	***	***
Professional Component (for the diagnosis and medically necessary correction)	***	***
Inpatient Facility Component	***	***
TRANSFUSIONS	***	***
From Blood Bank	***	***
Autologous Blood Donations	***	***
URGENT CARE / IMMEDIATE CARE CENTERS	***	***
Facility Component	***	***
Professional Component	***	***
VISION SCREENING	***	***
VISION CARE	***	***
Medically Necessary Care	***	***
Refraction	***	***
Lenses / Frames (covered by optional rider)	***	***
Contact lenses (Fitting after Cataract Surgery Only)	***	***

***         All references to the division of financial responsibility have been deleted.

EXHIBIT B

CRITERIA FOR PARTICIPATING MEDICAL GROUP SATELLITES
OF BLUE CROSS OF CALIFORNIA’S CALIFORNIAKIDS PROGRAM

The following list of criteria covers the elements of a PARTICIPATING MEDICAL GROUP (“PMG”) satellite that are appropriate to make the satellite eligible to be considered for the CALIFORNIAKIDS Program.  The primary considerations in satellite approval will be quality of care and convenience to CALIFORNIAKIDS Members.

1.                                       The satellite clinic (“satellite”) must have, as a minimum, one full-time equivalent Primary Care Physician.  The satellite must meet the ratio of one primary care full-time equivalent per 2,000 patients served, and at least one physician of the following specialties must be available at all times during the regular working hours of 8:30 a.m.  to 5:00 p.m., Monday through Friday: Pediatric Practice.  All routine primary care has to be available.  Routine X-ray and lab must either be available in the satellite or contracted for in the immediate vicinity of the satellite.  If the satellite is not self-contained, the distance of the satellite from the main clinic (“parent PMG”) shall be within reasonable driving time according to local community standards.

2.                                       The satellite must provide access to specialists.

3.                                       Most specialty referrals should be to the parent PMG.  If the specialty required is not available at the parent PMG, referral contracts should be made as close to the satellite as practical.

4.                                       Medical records may be maintained at the satellite if data can be easily communicated to and from central medical records at the parent PMG.  Documented procedures for such communication should accompany application for satellite approval.

5.                                       Satellites are required to have ample parking.

6.                                       Physicians or mid-level practitioners permanently based at the satellite should be trained by the Medical Director of the parent PMG with respect to CALIFORNIAKIDS operations.  Written procedures indicating the functions delegated to the Associate Medical Director and those retained by the Medical Director of the parent PMG should be prepared and submitted with the satellite application.

7.                                       A receptionist or other non-physician employee at the satellite should be trained by the CALIFORNIAKIDS Coordinator to function as a CALIFORNIAKIDS Coordinator, on a part-time basis, at the satellite.

Because geographic and demographic situations vary from one PMG to another, BLUE CROSS will consider special circumstances that may exist for any individual satellite approval request.  However, the decision of BLUE CROSS with respect to each application shall be final.

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EXHIBIT C

PARTICIPATING MEDICAL GROUP FACILITIES

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EXHIBIT D

CALIFORNIAKIDS CONTRACTING HOSPITALS

INPATIENT HOSPITALIZATION IS NOT COVERED IN THIS PROGRAM

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EXHIBIT E

ADMINISTRATIVE RESPONSIBILITIES OF PARTICIPATING MEDICAL GROUP

This exhibit lists the areas in which PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physicians will have administrative responsibility.  The extent and type of responsibility to be undertaken will be agreed upon by the PARTICIPATING MEDICAL GROUP and BLUE CROSS.

A.                                   PROFESSIONAL SERVICES ADMINISTRATION

Professional Services - Schedule, control, process and report encounter information

Outside Referrals - Control, process and report encounter information

Ancillary - Control, process and report encounter information

B.                                     UTILIZATION REVIEW

C.                                     PEER REVIEW, EDUCATION AND CREDENTIALING

D.                                    QUALITY MANAGEMENT

E.                                      GRIEVANCE PROCEDURE COMPLIANCE

F.                                      MONITOR AND REVISE SPECIALIST/OTHER REFERRAL CONTRACTS

G.                                     PATIENT EDUCATION

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EXHIBIT F

CRITERIA FOR PARTICIPATING MEDICAL GROUPS OF
BLUE CROSS CALIFORNIAKIDS PROGRAM

I.                                         Organization

A.                                   The PMG must be a legal entity (such as a corporation, partnership or sole proprietorship) recognized in the State of California, and must have been in existence and operating for at least two years, be the direct successor of an entity with such experience or otherwise be able to demonstrate that the medical group physicians operate together efficiently and harmoniously.

B.                                     The PMG must demonstrate that it can grow as its patient population grows.

II.                                     Location

A.                                   PMG must be in an area determined by BLUE CROSS to be a demographic area with sufficient market potential capable of attracting enough of that market to make a significant economic contribution to the CALIFORNIAKIDS Program (the “Program”).

III.                                 Interest

A.                                   The PMG must demonstrate that it will practice medicine by providing maximum benefit for the most people at a minimum cost.  Factors such as extensive use of Primary Care Physicians instead of specialists and of health care paraprofessionals shall be taken into account.

IV.                                 Facilities/Operations

A.                                   The PMG/outpatient facilities must have the capacity to provide quality medical care to CALIFORNIAKIDS Members.  Each site must be reasonably self-contained.  If the PMG has satellite operations to be used for Members, each site must be capable of providing quality primary care for Members, and each site must be approved by BLUE CROSS.

B.                                     The PMG must have a central medical records system.  A central appointment desk will be encouraged.

C.                                     The PMG must provide access to Medically Necessary Emergency services 24 hours a day, 7 days a week.

D.                                    The PMG must be able to provide a choice of Primary Care Physicians to oversee and coordinate the overall health care of Members.  Access to specialists must be provided to Members only upon referral by the Primary Care Physician.

E.                                      The PMG must provide a Medical Director or a lead physician to oversee and manage the delivery of health care to all Members.

F.                                      The PMG must provide a CALIFORNIAKIDS Coordinator for Members and provide appropriate health education for Members.

G.                                     If the clinic has one or more satellites, that is, a facility separate from the principal place of business that is dependent upon, and responsible to the PMG, the satellite must meet the BLUE CROSS

Satellite Criteria (Exhibit B) and be approved by BLUE CROSS before it can be designated as a CALIFORNIAKIDS facility.

V.                                     Capability

A.                                   The existing and reasonably projected physical capacity of the PMG facilities must be large enough to provide primary health care for the projected number of patients being served by the PMG.  Factors to be considered shall include growth record, floor space, parking, equipment, patient load per doctor, financial standing and the number of Health Maintenance Organizations which have contracted with the PMG.

B.                                     The existing and reasonably projected staff capacity of the PMG must be of sufficient size and flexibility to provide additional Primary Care Physicians, who are PMG members, to provide Members high quality health care, as Program enrollment increases.  Factors to be considered include growth record, contractual arrangement between PMG and individual specialists, previous ability to obtain and keep physicians and ancillary personnel, patient load per doctor, and professional standing.

VI.                                 Staff Qualifications

A.                                   All of the PMG physicians who treat Members must be licensed to practice in the State of California.  Not less than 80% of the PMG physicians must be board certified or eligible for certification by the appropriate voluntary accreditation agency.  BLUE CROSS encourages accreditation.

B.                                     Minimum acceptable full-time equivalent Primary Care Physician will be based on a patient load per physician of not more than 2,000 patients enrolled per full-time Primary Care Physician.

C.                                     Each PMG should have at least one Pediatrician.

D.                                    The PMG must have the capability for referring Members to convenient, board certified specialists.  Contracts must be approved by BLUE CROSS on file for each specialist not part of the PMG.  Either as PMG Members or on a fee-for-service basis with the PMG, the following qualified or certified specialists as a minimum, must be readily and conveniently available to serve Members as medically indicated on referral: cardiologist, cardiovascular surgeon, thoracic surgeon, dermatologist, hematologist, orthopedist, neurologist, obstetrician, orthopedic surgeon and neurosurgeon.

The PMG/specialist contracts will provide that the:

1.                                       Specialist will agree to accept CALIFORNIAKIDS patients upon referral from PMG Primary Care Physicians.

2.                                       Specialist will agree to accept payment from PMG, for services rendered to CALIFORNIAKIDS patients referred to them, as full payment, and will agree not to bill BLUE CROSS or CALIFORNIAKIDS Members for such services.

3.                                       Specialist will agree not to hospitalize CALIFORNIAKIDS patients without the agreement of the referring Primary Care Physician.

4.                                       Specialist will maintain in force adequate malpractice insurance and hold the PMG and BLUE CROSS harmless.

NOTE:                                    Contracting Referral Specialists must be located within reasonable proximity to the PMG to assure ease of access by Members.

E.                                      The PMG must demonstrate that it can make available to Members (either as PMG Members or on a fee-for-service basis with the PMG) other licensed, qualified health professionals necessary to provide all medical services that a PMG agrees to provide Members as set forth in the PMG Medical Services Agreement.

F.                                      The PMG must provide or contract for qualified licensed nursing personnel, X-ray and laboratory technicians in sufficient number to serve all its patients, including enrolled Members.

The PMG must have (or be affiliated with the owner of) a laboratory certified by a nationally recognized quality care program.  A laboratory shared with other physicians will meet this criteria.  The laboratory must be under the supervision of a qualified director and technical supervision must be by a certified technologist.

The PMG also must have (or be affiliated with the owner of) X-ray facilities which must be under the supervision of a board certified radiologist who also performs diagnostic procedures and interprets films.  The X-ray facilities shared with other physicians will meet this criteria.  The radiology equipment must be maintained in compliance with all applicable laws.

G.                                     The PMG must be willing to make maximum use of qualified, licensed physician’s assistants, nurse practitioners or other paramedical personnel to assist the Primary Care Physicians.

H.                                    The PMG must provide quality medical care and must not have an unfavorable history of malpractice claims against it.

I.                                         The PMG must contract only with physicians that have experienced no unfavorable history of malpractice claims or awards.  At regular intervals, the contract physicians shall be able to prove that they have current professional liability insurance in force, and that they will hold BLUE CROSS harmless in the event of liability suit relating to patient care of any Member.

VII.                             Peer Review/Utilization Review

A.                                   The PMG must collect and review outpatient encounter data to help assure a coordinated effort to maintain the health of Members and to educate providers regarding appropriate treatment plans.

B.                                     The PMG must conduct quality assurance procedures with emphasis on outcome of care.

VIII.                         Payments

The PMG must agree to all terms of the Medical Services Agreement.

IX.                                Administration

A.                                   The PMG must have workable internal administrative mechanisms for providing salaries to PMG Physicians and other health professionals and for paying contracting or non-contracting physician specialists who have accepted referral patients from the PMG.

B.                                     PMG must have its own first level grievance procedure.

C.                                     To the extent not otherwise specified in the Medical Services Agreement, the PMG must be willing to comply with the complaint and Grievance Procedures of the Program.

D.                                    The PMG must be willing to provide BLUE CROSS with the encounter information as provided in the Medical Services Agreement.

X.                                    Financial Condition

A.                                   The PMG must be able to demonstrate that it is financially sound.  An audited financial statement should be available upon request, pursuant to Section 4.13 of this CALIFORNIAKIDS Medical Services Agreement.

B.                                     The PMG will be subject to audit by BLUE CROSS of that portion of the books that pertain to Program business.

C.                                     The PMG must make books and records relating to Program business accessible to state and federal regulatory agencies.

EXHIBIT G

AMBULATORY SERVICES ENCOUNTERS

PARTICIPATING MEDICAL GROUP will provide BLUE CROSS with all ambulatory patient Encounter Data in summary form as shown on the attached form.  Encounter Data will be provided on a monthly basis, and will show aggregate data (encounter with all CALIFORNIAKIDS Members).  This includes contracting specialists or other referral providers.  BLUE CROSS has contracted with a third party vendor - Integrated Medical Systems (IMS) - to establish the necessary connectivity with contracted providers for electronic submission of HMO encounter records.  They will accept various HMO encounter data formats from providers and translate into the required format for BLUE CROSS.

IMS works with each medical group identified by BLUE CROSS for implementation of electronic encounter submission.  The process is:

1.               Provider Contracting Department sends a letter to the HMO provider advising them that their encounter records are to be submitted to IMS, who will transmit them to BLUE CROSS.  IMS also receives a copy of this letter.

2.               Based on the BLUE CROSS letter, IMS calls on the provider to initiate the process for electronic encounter submission.  This process includes:

a.               Analysis of provider system

b.              Provider enrollment with IMA and BLUE CROSS for electronic submission

c.               Testing

d.              Implementation

e.               Support to provider throughout this process

f.                 Coordination with Blue Cross for tracking of provider implementation

ACCEPTED FORMATS

Integrated Medical Systems receives encounter data in the following formats.  IMS then translates these into the ANSI-X12 837 format for transmission to BLUE CROSS.

1.               NSF (National Standard Format)

2.               EZCAP

3.               Western Region HMO

4.               CaliforniaCare Proprietary

DATA ELEMENTS FOR ENCOUNTER SUBMISSION

Medical groups must report on all providers rendering care to CALIFORNIAKIDS Members, including contracting specialists and other referral providers.  Data submitted should include the following:

G-1

Encounter Data Elements

Data type	Mandatory	Optional
Submitter Data	Submitter Name	Submitter Phone Number
Submitter Address
Submitter City
Submitter State
Submitter ZIP
Provider Data	Provider Tax ID	Provider Middle Initial
	Provider Organizational Name	Provider SVC Address
	Provider Last Name	Provider SVC City
	Provider First Name	Provider SVC State
Provider SVC ZIP
Patient Data	Patient Last Name	Patient Middle Initial
	Patient First Name	Patient Address
	Patient Date of Birth	Patient City
	Patient Sex	Patient State
Patient ZIP
Insurance Information	Payor Name	Assignment of Benefit Indicator
	Payor ID No.	Insured Middle Initial
Patient Relation to Insured
Insured ID No.
Insured Last Name
Insured First Name
Insured Date of Birth
Claim/Service Record	Diagnosis Code I	Diagnosis Code 2,3 and 4*
	SVC Date	Line Charges
	Place of Service	Total Charges
	HCPCS/Procedure Codes	HCPCS/Procedure Modifier*
	Diagnosis Code Pointer	Referring Physician License No.*
	Units of Occurrence	Rendering Physician License No.*

* Conditional

THE BLUE CROSS MEDICAL EDI DEPARTMENT

Blue Cross’ Medical EDI Services Department offers additional support to medical groups submitting encounter data.  Medical EDI Services providers coordination between IMS and the medical group, weekly analysis of implementation status and appropriate follow-up, monthly analysis of rejected encounter data and medical group follow-up, monthly analysis of encounter volumes with appropriate medical group follow-up, monthly management reporting detailing encounter data and submissions by the medical group.

G-2

EXHIBIT I

CALIFORNIAKIDS PROGRAM

Children Ages 2 through 18, Inclusive

CAPITATION AMOUNT

*** Per Member, per month

MEMBER CO-PAYMENT AMOUNT

(To be paid by the Member directly to
PARTICIPATING MEDICAL GROUP)

*** PER OFFICE VISIT

*** PER HOME VISIT
determined Medically Necessary
by PARTICIPATING MEDICAL GROUP

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EXHIBIT H

PHYSICIAN PAYMENT STRUCTURE

AREA 5

Blue Cross of California established and, from time to time, revises unit values based on observed charge patterns by CPT-4 procedure code.  The maximum allowable for physician claims shall be calculated using the unit values as in effect, multiplied by the following conversion factors:

CONVERSION FACTORS

Surgery
• CPT-4 CODES 59400-59622	***
• All other CPT-4 codes	***

Medicine	***

Anesthesia	***

Radiology	***

Pathology/Lab
• CPT codes 88100-88399	***
• All other Path./Lab CPT codes	***

Reimbursement for HCPCS Level II Codes

Pharmacy (including infusion therapy drugs): maximum allowable reimbursement based on average wholesale price (AWP) according to Blue Cross selected published market data, including, but not limited to, sources such as the Drug Topics Red Book.  Oral prescription drugs dispensed in the physician’s office will be denied as not payable, and the Member may not be billed by physician.

Durable Medical Equipment, Supplies (including, but not limited to, infusion therapy supplies), Prosthetics and Orthotics: maximum allowable reimbursement will be determined by Blue Cross using claims data and/or external data.  Reimbursement rates will be based on whether the equipment is new, used or rented, as identified by the appropriate HCPCS code modifier.  Codes not identified by modifier will be considered as rentals.

All other HCPCS Codes: For all other HCPCS codes the maximum allowable reimbursement will be determined by Blue Cross using claims data and/or external data.

***         All references to the physician payment structure have been deleted.

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